SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 26, 2003

M&I Dealer Auto Securitization, LLC/M&I Auto Loan Trust 2003-1

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-107220	36-2042850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

770 N. Water Street, Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(414) 765-7801

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

On November 13, 2003 (the “Closing Date”), the M&I Auto Loan Trust 2003-1 (the “Trust”), publicly issued U.S.$174,000,000 Class A-1 1.1475% Asset Backed Notes due November 22, 2004, U.S.$220,000,000 Class A-2 1.60% Asset Backed Notes due July 20, 2006, U.S.$285,000,000 Class A-3 2.31% Asset Backed Notes due February 20, 2008, U.S.$145,500,000 Class A-4 2.97% Asset Backed Notes due April 20, 2009 and U.S. $25,500,000 Class B 3.45% Asset Backed Notes due February 21, 2011 (the “Notes”), the first in a series issued pursuant to a registration statement (No. 333-107220) of M&I Dealer Auto Securitization, LLC (the “Registrant”) declared effective on September 15, 2003. The lead manager for the issuance of the Notes was Credit Suisse First Boston LLC (the “Representative”). M&I Marshall & Ilsley Bank (the “M&I Bank”) paid the underwriters a fee of U.S.$1,448,550.00 in connection with the sale of the Notes. M&I Bank also paid general transaction expenses, estimated to be $750,000.00. The net proceeds from the sale of the Notes, which amounted to U.S.$848,503,910.20, were used by the Trust to (i) purchase a pool of motor vehicle retail installment sale contracts secured by new and used automobiles and light-duty trucks originated by M&I Bank and participating dealers a certain percentage of which had previously been sold to Preferred Receivables Funding Corporation (“PREFCO”) pursuant to an Amended and Restated Loan Purchase Agreement dated December 28, 2001 and sold on the Closing Date by PREFCO to Registrant and then to the Trust, the remaining percentage were sold by M&I Bank to the Registrant and then to the Trust, and (ii) fund deposits into the pre-funding account and the reserve account on the Closing Date. The assets sold by PREFCO and M&I Bank constitute the receivables included in the assets of the Trust, from the Registrant. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Filing of Certain Agreements.

In relation to the above, the following agreements have been entered into:

An underwriting agreement dated November 5, 2003 (the “Underwriting Agreement”), among the Registrant, M&I Bank and the Representative. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Amended and Restated Limited Liability Company Agreement dated as of October 10, 2002, which appears as exhibit 3.1 to M&I Auto Loan Trust 2002-1 (File No. 333-76406-01) Form 8-K dated October 16, 2002, which is incorporated herein by reference.

An amended and restated trust agreement dated November 13, 2003 (the “Amended and Restated Trust Agreement”), among the Registrant, as depositor, Deutsche Bank Trust Company Delaware, as the owner trustee (the “Owner Trustee”) and M&I Bank, as administrator. The Trust Agreement is attached hereto as Exhibit 4.1.

An indenture dated November 13, 2003 (the “Indenture”), among the Trust, BNY Midwest Trust Co., as the indenture trustee (the “Indenture Trustee”) and M&I Bank, as servicer. The Indenture is attached hereto as Exhibit 4.2.

A purchase agreement dated November 13, 2003 (the “Purchase Agreement”), among Bank One, National Association (as agent on behalf of PREFCO), M&I Northwoods III LLC (“Northwoods”), and M&I Bank, as sellers, and the Registrant, as purchaser. The Purchase Agreement is attached hereto as Exhibit 10.1.

A sale and servicing agreement dated November 13, 2003 (the “Sale and Servicing Agreement “), among the Registrant, as seller, the Trust, M&I Bank, as servicer and the Indenture Trustee. The Sale and Servicing Agreement is attached hereto as Exhibit 10.2.

An Administration Agreement dated November 13, 2003 (the “Administration Agreement”), among the Trust, M&I Bank, as administrator and the Indenture Trustee. The Administration Agreement is attached hereto as Exhibit 10.3.

Item 7.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement dated November 5, 2003, among the Registrant, M&I Bank and the Representative.

3.1	Amended and Restated Limited Liability Company Agreement dated as of October 10, 2002, which appears as exhibit 3.1 to M&I Auto Loan Trust 2002-1 (File No. 333-76406-01) Form 8-K dated October 16, 2002, which is incorporated herein by reference.

4.1	Amended and Restated Trust Agreement dated November 13, 2003 among the Registrant, M&I Bank and the Owner Trustee.

4.2	Indenture dated November 13, 2003 among the Trust, the Indenture Trustee and M&I Bank (including forms of Notes).

10.1	Purchase Agreement dated November 13, 2003 among the Registrant, Bank One, National Association (as agent on behalf of PREFCO), Northwoods and M&I Bank.

10.2	Sale and Servicing Agreement dated November 13, 2003 among M&I Bank, the Registrant, the Trust and the Indenture Trustee.

10.3	Administration Agreement dated November 13, 2003 among the Trust, M&I Bank, as the administrator and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 26, 2003	M&I DEALER AUTO SECURITIZATION, LLC

	By:	/S/ Donald H. Wilson

	Name:	Donald H. Wilson
	Title:	President

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1	Underwriting Agreement dated November 5, 2003, among the Registrant, M&I Bank and the Representative.

3.1	Amended and Restated Limited Liability Company Agreement dated as of October 10, 2002, which appears as exhibit 3.1 to M&I Auto Loan Trust 2002-1 (File No. 333-76406-01) Form 8-K dated October 16, 2002, which is incorporated herein by reference.

4.1	Amended and Restated Trust Agreement dated November 13, 2003 among the Registrant, M&I Bank and the Owner Trustee.

4.2	Indenture dated November 13, 2003 among the Trust, the Indenture Trustee and M&I Bank (including forms of Notes).

10.1	Purchase Agreement dated November 13, 2003 among the Registrant, Bank One, National Association (as agent on behalf of PREFCO), Northwoods and M&I Bank.

10.2	Sale and Servicing Agreement dated November 13, 2003 among M&I Bank, the Registrant, the Trust and the Indenture Trustee.

10.3	Administration Agreement dated November 13, 2003 among the Trust, M&I Bank, as the administrator and the Indenture Trustee.